                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                        ______________________________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): April 15, 2004

                          Structured Products Corp.

            (Exact name of registrant as specified in its charter)

               Delaware                333-89080        13-3692801
               (State or other         (Commission      (IRS Employer
               jurisdiction of         File Number)      Identification
               incorporation or                          Number)
               organization)

388 Greenwich Street, New York, New                          10013
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number including area code (212) 816-7496

Item 1.     Changes in Control of Registrant.

            Not Applicable.

Item 2.     Acquisition or Disposition of Assets.

            Not Applicable.

Item 3.     Bankruptcy or Receivership.

            Not Applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

            Not Applicable.

Item 5.     Other Events.

            Not Applicable.

Item 6.     Resignations of Registrant's Directors.

            Not Applicable.

Item 7.     Financial  Statements,  Pro-Forma Financial  Information and
              Exhibits.

            (a)  Not Applicable.

            (b)  Not Applicable.

            (c)  Exhibits.

Exhibit 5.1 to Form S-3                         Description

                                                Form of an  opinion of Orrick,
                                                Herrington  &  Sutcliffe LLP
                                                with respect to legality.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 15, 2004
                                        STRUCTURED PRODUCTS CORP.

                                        By:   /s/ Mark C. Graham
                                        Name:     Mark C. Graham
                                        Title:    Authorized Signatory

EXHIBIT INDEX

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Description                                                 Paper  (P)  or
                                                            Electronic (E)

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Opinion of Orrick,  Herrington & Sutcliffe LLP with respect     E
to legality in connection  with CorTS® Trust II For Goldman
Sachs Capital I
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